Consolidated Statements of Comprehensive Income / (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Comprehensive Income / (Loss)
Net Income	$ 116,808	$ 138,454	$ (36,832)
Other comprehensive income / (loss), net of tax
Net change in unrealized (losses) / gains on cash flow hedges	(1,468)	424	1,773
Other comprehensive (loss)/ income, net of tax	(1,468)	424	1,773
Comprehensive Income	$ 115,340	$ 138,878	$ (35,059)